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                                                                    EXHIBIT 23.1



Consent of Independent Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Anchor Financial Corporation's previously filed Registration Statement File No. 33-73186 filed on Form S-3, as amended.



                                                 /s/ Arthur Anderson LLP


Charlotte, North Carolina,
March 15, 2000